Exhibit s

CMFG Life Insurance Company

Power of Attorney

Paul D. Barbato

Director

KNOW ALL PERSONS BY THESE PRESENT, that I, Paul D. Barbato, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/Paul D. Barbato

Paul D. Barbato

CMFG Life Insurance Company

Power of Attorney

Amy Cameron

Director

KNOW ALL PERSONS BY THESE PRESENT, that I, Amy Cameron, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/Amy Cameron

Amy Cameron

CMFG Life Insurance Company

Power of Attorney

Laureen Winger

Director

KNOW ALL PERSONS BY THESE PRESENT, that I, Laureen Winger, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/Laureen Winger

Laureen Winger

CMFG Life Insurance Company

Power of Attorney

David Sweitzer

Director

KNOW ALL PERSONS BY THESE PRESENT, that I, David Sweitzer, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/David Sweitzer

David Sweitzer

CMFG Life Insurance Company

Power of Attorney

Terrance Williams

Director

KNOW ALL PERSONS BY THESE PRESENT, that I, Terrance Williams, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/Terrance Williams

Terrance Williams

CMFG Life Insurance Company

Power of Attorney

Brian J. Borakove

Treasurer

KNOW ALL PERSONS BY THESE PRESENT, that I, Brian J. Borakove, Director of CMFG Life Insurance Company, an Iowa company (the “Company”), do hereby appoint Jennifer Kraus-Florin or Britney Schnathorst, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the “1933 Act”) the Investment Company Act of 1940, as amended (the “1940 Act”) and/or applicable state law and regulation, in connection with:

CMFG Variable Life Insurance Account

1940 Act File No. 811-03915

Product Name	1933 Act File Number
MEMBERS Variable Universal Life	333-148419
MEMBERS Variable Universal Life II	333-148420
Ultra-Vers –ALL LIFE	333-148424

CMFG Variable Annuity Account

1940 Act File No. 811-08260

Product Name	1933 Act File Number
MEMBERS Variable Annuity	333-148421
MEMBERS Variable Annuity II	333-148423
MEMBERS Variable Annuity III	333-148426
MEMBERS Choice Variable Annuity	333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, this 19 day of April, 2024.

/s/Brian J. Borakove

Brian J. Borakove